NOTE


    This note is dated   26    of   April   2000.  The Company, Pacific
International Holding, Inc. has borrowed from Mr. Chan Shui Yuen a sum of $4,000 at an annual interest rate of 10%. This money will be used in the general purpose of the company.



Dated  4/26/2000                     Dated     4/26/00


Signed /s/ Kitty Chow                Signed   /s/ Chan Shui Yuen
       -----------------                      ----------------------
       President                              Chan Shui Yuen
       Pacific International Holding, Inc.